UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                DECEMBER 13, 2000
   -------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                          SECURITY CAPITAL CORPORATION
   -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                    1-7921                13-3003070
 ------------------------------------------------------------------------------
 (State or other jurisdiction of   (Commission File        (I.R.S. Employer
  Incorporation or Organization)        Number)           Identification No.)


           ONE PICKWICK PLAZA, SUITE 310, GREENWICH, CONNECTICUT 06830
   -------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (203) 625-0770
   -------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) On December 13, 2000, Security Capital Corporation (the "Company") engaged Ernst & Young LLP ("Ernst & Young") as its independent auditors for the fiscal year ending December 31, 2000, to replace the firm of Deloitte & Touche, LLP ("Deloitte & Touche"), which were dismissed as the independent auditors of the Company effective on such date. The decision to change independent auditors was approved by the Company's Board of Directors and Audit Committee.

The reports of Deloitte & Touche on the Company's consolidated financial statements for each of the two years in the period ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's consolidated financial statements for each of the two years in the period ended December 31, 1999, and in the subsequent interim period through December 13, 2000, there were no disagreements ("Disagreements") as defined in Item 304 (a) (1) (iv) and the instructions to
Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their reports. In addition, during each of the two years in the period ended December 31, 1999 and in the subsequent interim period through December 13, 2000, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1) (v) of Regulation S-K. The Company has requested Deloitte & Touche to furnish it a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements. A copy of that letter, dated December 19, 2000, is filed as Exhibit 16 to this Form 8-K.

(b) On December 13, 2000, the Company engaged Ernst & Young as its independent auditors for the fiscal year ending December 31, 2000. At no time preceding December 13, 2000 has the Company (or anyone on behalf of the Company) consulted with Ernst & Young on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was the subject of a Disagreement with Deloitte & Touche or a Reportable Event.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits

      16. Letter, dated December 19, 2000, from Deloitte & Touche, LLP to the Securities and Exchange Commission

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY CAPITAL CORPORATION

                                          By: /S/ WILLIAM R. SCHLUETER
                                                  William R. Schlueter
                                                  Vice President and Chief
                                                  Financial Officer

                                  EXHIBIT INDEX


NO.   DESCRIPTION
---   -----------

16. Letter dated December 19, 2000 from Deloitte & Touche, LLP to the Securities and Exchange Commission